UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12.

DIRECT INSITE CORP.
(Name of Registrant as Specified in its Charter)
________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
[ ]
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DIRECT INSITE CORP.
_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 25, 2011
_______________

To our Stockholders:

An annual meeting of stockholders will be held at the Embassy Suites Hotel, 50777 Santa Rosa Plaza, La Quinta, California 92253 on Wednesday, May 25, 2011, beginning at 10:00 A.M. PDT. At the meeting, you will be asked to vote on the following matters:

1.	Election of one director in Class I, two directors in Class II and two directors in Class III to hold office until the 2012, 2013 and 2014 Annual Meetings of Stockholders, respectively.

2.	Ratification of the appointment of Marcum, LLP as our independent registered public accountants for the year ending December 31, 2011.

3.	Any other matters that properly come before the meeting.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

If you are a stockholder of record at the close of business on March 28, 2011, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement is first being mailed to stockholders on or about April 15, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 25, 2011.  The Proxy Statement and Annual Report on Form 10K are available at www.proxyvote.com for registered holders and for beneficial owners.

By Order of the Board of Directors,
/s/ James A. Cannavino
JAMES A. CANNAVINO
Chairman and Chief Executive Officer

Dated:	April 15, 2011
Sunrise, Florida

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

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DIRECT INSITE CORP.
13450 West Sunrise Boulevard
Suite 510
Sunrise, FL  33323
_______________

PROXY STATEMENT
_______________

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 25, 2011
_______________

This proxy statement is being furnished to the holders of common stock, par value $0.0001, per share (the “common stock”) of Direct Insite Corp. (the “Company”) in connection with the solicitation by and on behalf of its board of directors (the “Board”) of proxies for use at the Annual Meeting of Stockholders. Our Annual Meeting of Stockholders will be held on Wednesday, May 25, 2011, at the Embassy Suites Hotel, 50777 Santa Rosa Plaza, La Quinta, California 92253 at 10:00 A.M. PDT.  This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. This notice and proxy statement is first being mailed to stockholders on or about April 15, 2011.

.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	election of one Class I director, two Class II directors and two Class III directors;
•	ratification of the appointment of our independent certified public accountants; and
•	any other matters that properly come before the meeting.

Who is entitled to vote at the meeting?

You may vote if you were a stockholder of record as of the close of business on March 28, 2011. Each share of stock is entitled to one vote.

How do I vote?

You can vote in two ways:

•           by attending the meeting in person; or
•           by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, (2) filing with our corporate secretary (Corporate Secretary, Direct Insite Corp., 13450 West Sunrise Boulevard, Suite 510, Sunrise, FL 33323) a written notice revoking your proxy, or (3) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominees for director described herein, and FOR the ratification of our appointment of Marcum, LLP  as our independent certified public accountants.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Manhattan Transfer Registrar Company, (631) 928-7655.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm.  Under current rules of the New York Stock Exchange to which its members are subject, brokerage firms holding shares of common stock in “street name” may vote, in their discretion, on behalf of their clients if such clients have not furnished voting instructions with respect to ratification of the selection of the Company’s independent registered public accounting firm, but not with respect to the election of directors or any of the other proposals. Such voted shares are counted for the purpose of establishing a quorum.  A broker non-vote occurs when a broker cannot exercise discretionary voting power and has not received instructions from the beneficial owner.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. Proxies submitted that contain abstentions or broker non-votes will be deemed present at our meeting. In order for us to conduct our meeting, a majority of the combined voting power of our outstanding common stock as of the close of business on March 28, 2011, must be present at the meeting. This is referred to as a quorum. On March 28, 2011, there were 11,611,375 common shares outstanding and entitled to vote as a single class.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast.  This means that the nominee for a slot with the most votes, or, if there are two or more nominees for a class, the two nominees with the most votes for a particular class, will be elected to fill the available slot(s) for that class. Shares that are not voted, either because you marked your proxy card to withhold authority to vote for one or more nominees or because they are broker non-votes, will have no impact on the election of directors.

The ratification of the appointment of Marcum, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the total votes cast on the proposal (whether in person or by proxy) by holders entitled to vote on the proposal, assuming a quorum is present at the meeting.  An abstention will be counted as a vote against that proposal and broker non-votes are not considered votes cast with respect to that matter, and consequently, will have no effect on the votes on that matter.

Our officers and directors directly own 30.2% of our voting power.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of voting stock of our Company, as of March 28, 2011, of (i) each person known by us to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the Securities and Exchange Commission, (ii) each of our named executive officers, (iii) each of our directors, and (iv) all of our executive officers and directors as a group.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Common Stock(2)		Percent of Common Stock(3)
Metropolitan Venture Partners II, L.P. (4)	2,315,790	(5)	19.9
James Cannavino	2,421,787	(6)	20.9
Bernard Puckett	199,986		1.7
Dennis Murray	318,541	(7)	2.7
Michael Levin	2,408,185	(8)	20.7
Charles Mechem	10,000		Less than 1.0%
Matthew Oakes	427,145		3.7
Arnold Leap	356,331		3.1
Michael J. Beecher	220,830		1.9
Lawrence D. Hite	2,663,796	(10)	22.9
S.A.V.E. Partners III, LLC(9)	582,948		5.0
All Officers and Directors as a Group (8 persons)	6,362,805		54.8

_____________________
(1)	Unless otherwise indicated, the business address of each person named in the table is c/o Direct Insite Corp., 13450 West Sunrise Boulevard, Suite 510, Sunrise, FL 33323

(2)	Except as otherwise indicated, each person listed in the table below has sole voting and investment power with respect to the shares indicated below.

(3)	Based on 11,611,375 shares outstanding plus options exercisable within 30 days as of March 28, 2011.

(4)	The business address of Metropolitan Venture Partners II, L.P. is 590 Madison Avenue, 34th Floor, New York, NY 10022.

(5)
Represents the number of shares over which Metropolitan Venture Partners II, L.P. (“MVP II”) exercises sole voting and dispositive power and excludes 69,034 shares of common stock that were issued to it by the Company for board fees earned by Metropolitan Venture Partners Corp. (“MVP Corp”) that were to be assigned to MVP Corp. Each of Mr. Levin (see Note 8), Mr. Hite (see Note 10), MVP Corp. and Metropolitan Venture Partners (Advisors), L.P. (“MVP Advisors”) may be deemed to have shared voting and investment power with respect to the shares directly held by MVP II.  Each of the persons or entities identified in this Note 5 may be deemed to be part of a group with Tall Oaks Group LLC (“TOG”) and S.A.V.E. Partners III, LLC (see Note 9).  The business address for MVP Corp. and MVP Advisors, L.P. is 590 Madison Avenue, 34th Floor, New York, NY 10022.  The amount and nature of the beneficial ownership interests of MVP II, MVP Corp., MVP Advisors, TOG, Mr. Levin and Mr. Hite are based solely on a Schedule 13D/A filed with the SEC on March 11, 2011. We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13D/A, but have no reason to believe that such information is not complete or accurate.

(6)           Includes 400,000 shares of common stock issuable upon exercise of options.

(7)           Includes 25,000 shares of common stock issuable upon exercise of options.

(8)
Includes (i) 2,000 shares directly owned by Mr. Levin, (ii) 2,315,790 shares directly owned by MVP II which Mr. Levin may be deemed to indirectly beneficially own and with respect to which Mr. Levin may be deemed to share voting and investment power, (iii) 90,395 shares directly owned by MVP Corp. and with respect to which Mr. Levin may be deemed to share voting and investment power. Mr. Levin is a managing director and a shareholder of MVP Corp., which is the general partner of MVP Advisors which is the general partner of MVP II.  The amount and nature of the beneficial ownership interests of MVP II, MVP Corp., MVP Advisors, TOG, Mr. Levin and Mr. Hite are based solely on a Schedule 13D/A filed with the SEC on March 11, 2011. We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13D/A, but have no reason to believe that such information is not complete or accurate.

(9)
The business address for S.A.V.E. Partners III, LLC (“SAVE”) is 500 West Putnam Avenue, Greenwich, CT 06830. S.A.V.E. Partners III, LLC may be deemed to be part of a group with MVP II, certain of MVP II’s affiliates and other persons named in Note 5 above. In addition, each of Craig W. Thomas and Bradley M. Tirpak, may be deemed to share voting and investment power with SAVE but own no shares directly. The amount and nature of the beneficial ownership interests of SAVE and Messrs. Thomas and Tirpak are based solely on a Schedule 13D/A filed with the SEC on March 25, 2011. We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13D/A, but have no reason to believe that such information is not complete or accurate.

(10)
Includes (i) 179,424 shares directly owned by Mr. Hite, (ii) 2,315,790 shares directly owned by MVP II which Mr. Hite may be deemed to indirectly beneficially own and with respect to which Mr. Hite may be deemed to share voting and investment power, (iii) 90,395 shares directly owned by MVP Corp. and with respect to which Mr. Hite may be deemed to share voting and investment power; and (iv) 78,187 shares directly owned by TOG and with respect to which Mr. Hite may be deemed to share voting and investment power. The business address of each of Mr. Hite and TOG is 205 Lexington Avenue, 8th Floor, New York, NY 10016. The amount and nature of the beneficial ownership interests of MVP II, MVP Corp., MVP Advisors, TOG, Mr. Levin and Mr. Hite are based solely on a Schedule 13D/A filed with the SEC on March 11, 2011. We have no independent knowledge of the accuracy or completeness of the information set forth in the Schedule 13D/A, but have no reason to believe that such information is not complete or accurate.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our by-laws provide for a Board consisting of not less than three nor more than seven directors. Our Board now consists of five directors.  The Board has three classes of directors: Class I, whose term will expire in 2012; Class II, whose term will expire in 2013; and Class III, whose term will expire in 2014.   The directors each intend to serve on the Board until his successor is duly elected and qualified.  The Nominating Committee of the Board has nominated Mr. Levin for election as Class I director to serve until the 2012 annual meeting of stockholders or until his successor is duly elected and qualified.  The Nominating Committee of the Board has nominated Dr. Murray and Mr. Mechem for election as Class II directors to serve until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified.  The Nominating Committee of the Board has nominated Mr. Cannavino and Mr. Puckett for election as Class III directors to serve until the 2014 annual meeting of stockholders or until their successors are duly elected and qualified.  Each nominee is currently serving as a director of the Company.

           Assuming a quorum is present, the nominee for a slot with the most votes, or, if there are two or more nominees for a class, the two nominees with the most votes for a particular class, will be elected to fill the available slot(s) for that class. Consequently, any shares not voted at the meeting, whether by abstention or otherwise, will have no effect on the election of directors. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees identified above unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE ABOVE NOMINEES AS DIRECTORS

Directors’ Compensation

Directors receive an annual fee of $10,000 plus an annual stock award equal to the number of shares determined by $10,000 divided by the average trading price for the last 5 trading days in the prior fiscal year.  In addition each director receives a fee of $2,500 for each Board meeting attended in person; $2,000 for each directors meeting scheduled to be attended in person but attended by phone; $1,500 for participation in a telephone meeting of the Board; an annual fee of $5,000 for membership in each committee of the Board and $1,000 for each committee meeting attended.  The Chair of each committee receives an annual fee of $5,000 in addition to the committee membership fee.  The Company also reimburses directors for reasonable expenses incurred in attending board and committee meetings.

The table below summarizes compensation paid in 2010 by the Company to its non-employee directors:

Name	Fees earned in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Bernard Puckett(1)	46,000	10,000	-	-	-	-	56,000
Dennis Murray(1)	46,000	10,000	-	-	-	-	56,000
Michael Levin(2)	18,000	10,000	-	-	-	-	28,000
Charles Mechem(1)	34,500	10,000	-	-	-	-	44,500
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(1)
Dr. Murray is chair of the Audit Committee and a member of the Compensation Committee. Mr. Puckett is chair of the Compensation Committee and a member of the Audit Committee and Nominating Committee. Mr. Mechem is the chair of the Nominating Committee and a member of the Audit Committee and Compensation Committee.

(2)	Mr. Levin is the director designate of MVP II and as such all of his director’s fees are assigned and paid to MVP II.

 Board Meetings and Attendance

Our Board held four meetings during our fiscal year ended December 31, 2010. Each director attended or participated in at least 75% of such meetings of the Board.  No annual meeting was held in 2010.

Director Independence

The Company’s common stock is not traded on any exchange, but the Company has chosen to observe the independence rules of the NASDAQ Stock Market.  The Board has determined that three of the five nominees are independent as defined by applicable Securities and Exchange Commission (“SEC”) and such rules, on which all references to independence below are based. The independent nominees and directors are Dr. Murray and Messrs. Mechem and Puckett.

Audit Committee and Audit Committee Financial Expert

The Board has a standing Audit Committee.  The Board has affirmatively determined that each director who serves on the Audit Committee is independent.  The Audit Committee currently consists of Dr. Dennis J. Murray (Chairman), Charles Mechem and Bernard Puckett.  The members of the audit committee have substantial experience in assessing the performance of companies, gained as members of the Company's Board and Audit Committee, as well as by serving in various capacities in other companies or governmental agencies.  As a result, they each have an understanding of financial statements.  However, none of them keep current on all aspects of generally accepted accounting principles.  Accordingly, the Board does not consider any of them to be a financial expert as that term is defined in applicable regulations.  Nevertheless, the Board believes that they competently perform the functions required of them as members of the Audit Committee and, given their backgrounds, it would not be in the best interest of the Company to replace any of them with another person to qualify a member of the Audit Committee as a financial expert.

The Audit Committee regularly meets with our independent registered public accounting firm outside the presence of management.  The Charter of the Audit Committee is included herein as Exhibit B.  The Audit Committee held five meetings during 2010.

Compensation Committee

Our Compensation Committee annually establishes, subject to the approval of the Board and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year, and administers our stock-based benefit plans.  The Compensation Committee currently consists of Bernard Puckett (Chairman), Dr. Dennis J. Murray and Charles Mechem, each of whom is independent.  The Compensation Committee held nine meetings during 2010.

Nominating Committee

Our Nominating Committee determines the number of directors comprising the Company’s Board, the terms of such directors, including classification into three separate classes, and the slate of director nominees and their respective terms for election to the Board, to identify and determine candidates to fill vacancies occurring between annual shareholder meetings and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.  The Nominating Committee currently consists of Charles Mechem (Chairman) and Bernard Puckett, each of whom is independent.  The Charter of the Nominating Committee is included herein as Exhibit C.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure.  In considering candidates for election at annual meetings of shareholders, the Nominating Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board. The Nominating Committee will evaluate the qualifications and performance of the incumbent directors that desire to continue their service.  In particular, as to each such incumbent director, the Nominating Committee will:  consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Nominating Committee and determine whether there exist any special, countervailing considerations against re-nomination of the director.  If the Nominating Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Nominating Committee's view the incumbent should not be re-nominated, the Nominating Committee will, absent special circumstances, propose the incumbent director for re-election.

The Nominating Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filing vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

The Nominating Committee will solicit recommendations for nominees from persons that the Nominating Committee believes are likely to be familiar with qualified candidates.  These persons may include members of the Board, including members of the Nominating Committee, and management of the Company.  The Nominating Committee may also determine to engage a professional search firm to assist in identifying qualified candidates; where such a search firm is engaged, the Nominating Committee shall set its fees and scope of engagement.

In making its selection, the Nominating Committee will evaluate candidates proposed by shareholders under criteria similar to the evaluation of other candidates, except that the Nominating Committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company.  While the Nominating Committee has not established a minimum number of shares that a shareholder must own in order to present a nominating recommendation for consideration, or a minimum length of time during which the shareholder must own its shares, the Nominating Committee will take into account the size and duration of a recommending shareholder's ownership interest in the Company and whether the recommending shareholder intends to continue holding its interest at least through the time of such annual meeting.  For each annual meeting of shareholders, the Committee will accept for consideration only one recommendation from any shareholder or affiliated group of shareholders. An affiliated group of shareholders means shareholders constituting a group under SEC Regulation 13D. Only those recommendations whose submission complies with the above procedural requirements will be considered by the Nominating Committee.

Board Leadership Structure

The current leadership structure of the Company provides for the combination of the roles of the Chief Executive Officer and the Chairman of the Board of Directors.  Given the Company’s size, the nature of its business and the need for both a strong business and technical knowledge base in its decision-making, the Company believes that the combination of these roles is the most effective approach.  The Company also believes that the combination of the roles of the Chief Executive Officer and the Chairman of the Board of Directors is appropriate in light of the independent oversight of the Board.  Although the Board has not designated a lead independent director, the Company has a long history of strong independent directors, with three of the five current members of the board being independent. In addition, all of the Board’s committees are comprised solely of independent directors.  The Board regularly reviews the Company’s leadership structure and reserves the right to alter the structure as it deems appropriate.

Information About the Directors and Nominees

The following is a brief account of the business experience for at least the past five years of our directors:

Name	Age	Positions with the Company	Director Since
James Cannavino	66	Chairman of the Board and Chief Executive Officer	2000
Bernard Puckett	66	Director (1)(2)(3)	2004
Dennis Murray	64	Director(1)(2)	2000
Michael Levin	38	Director	2005
Charles Mechem	80	Director(1)(2)(3)	2009

_____________
(1)           Member of the Audit Committee
(2)           Member of the Compensation Committee
(3)           Member of the Nominating Committee

James A. Cannavino has been our Chairman of the Board and a director since March 2000, and Chief Executive Officer since December 2002.  From September of 1997 to April of 2000 he was the non-executive Chairman of SoftWorks, Inc (a then wholly owned subsidiary of the Company), which went public and was later sold to EMC. Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of CyberSafe, Inc., a corporation specializing in network security from April 1998 to July 2001.  In August, 1995, he was appointed as President and Chief Operating Officer of Perot Systems Corporation and in 1996 was elected to serve as Chief Executive Officer through July 1997.  During his tenure at Perot he was responsible for all the day-to-day global operations of the company, as well as for strategy and organization. Prior to that he served as a Senior Vice President at IBM for Strategy and Development. Mr. Cannavino held various positions at IBM for over thirty years beginning in 1963.  Mr. Cannavino led IBM’s restructuring of its $7 billion PC business to form the IBM PC Company. He also served on the IBM Corporate Executive Committee and Worldwide Management Council, and on the board of IBM’s Integrated Services and Solutions Company.  Mr. Cannavino presently serves on the Boards of the National Center for Missing and Exploited Children, the International Center for Missing and Exploited Children, and Verio.  He recently was Chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on the board.

Bernard Puckett served as Chairman of the Board of Openwave Systems, Inc., a leading provider of open IP-based communication infrastructure software and applications, from 2002 until 2007.  Mr. Puckett was formerly the President and Chief Executive Officer of Mobile Telecommunications Technology Corp. (“Mtel”).  Prior to joining Mtel, Mr. Puckett spent 26 years with IBM where he was Senior Vice President – Corporate Strategy and Development.  He also held positions in marketing, finance, product development, manufacturing and new business development during his tenure at IBM.  He also served on the board of directors of IMS Health (NYSE:RX).  Mr. Puckett was appointed to our Board in February 2004 and will serve in such capacity until his successor is elected.

Dr. Dennis J. Murray has been President of Marist College since 1979.  Early in his tenure, he identified the importance of technology in higher education and made it one of the central themes of his administration.   He developed an innovative joint study with the IBM Corporation, which resulted in Marist becoming one of the nation’s most technologically advanced liberal arts colleges.  Marist was one of the first colleges or universities in the country to have a fully networked campus, and currently operates on an IBM e-server z Series 900 processor with a z/OS operating system.  Dr. Murray has been a strong supporter of the Linux operating system and initiated a Linux Research and Development Center at Marist. Dr. Murray serves on the boards of the Franklin and Eleanor Roosevelt Institute, McCann Foundation, and the New York State Greenway Conservancy, which oversees the Hudson River Valley National Heritage Area.   He is also the author of two books on nonprofit management, editor of three books on government and public affairs, and co-author of a guide to corporate-sponsored university research in biotechnology.
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Michael Levin is Managing Director of Metropolitan Venture Partners Corp., a venture capital firm he co-founded in 1999.  In his role as Managing Director, Mr. Levin negotiates and manages investments, as well as oversees the financial and operational management of the firm.  Mr. Levin is also Chief Executive Officer of AsiaCrest Capital.  He has also served as an active Board member and works closely with portfolio companies on strategic growth and ensuring proper fiscal discipline.  Prior to MVP, Mr. Levin developed and managed hedge funds for the Man Group plc and Larry Hite.  Mr. Levin was graduated Magna Cum Laude from The Wharton School at the University of Pennsylvania with a concentration in Finance.

Charles S. Mechem, Jr., was formerly the Chairman and Chief Executive Officer of Taft Broadcasting and Great American Broadcasting Company from 1967 until his retirement in 1990.  Previously he was a partner in the law firm of Taft, Stettinius & Hollister, Cincinnati, Ohio from 1955 to 1967.  He is also a business advisor to professional athletes and is Chairman Emeritus of the Ladies Professional Golf Association (“LPGA”).  Mr. Mechem holds a Bachelor of Arts degree from Miami University (Ohio) and a Juris Doctorate degree from Yale University School of Law.  He also holds honorary degrees from Miami University and Ohio University.  He has been active on many boards of directors including philanthropic organizations and was formerly the Chairman of the Board of Cincinnati Bell and Convergys Corporation.

MANAGEMENT

Our Officers are:

Name	Age	Position Held With the Company
James A. Cannavino	66	Chairman of the Board and Chief Executive Officer

Matthew E. Oakes	48	President and Chief Operating Officer
Arnold Leap	43	Executive Vice-President Sales and Marketing and Chief Technical Officer
Michael J. Beecher	66	Chief Financial Officer and Secretary

Please refer to the “Information About the Directors and Nominees” section above for a biography of Mr. Cannavino, our Chairman and Chief Executive Officer.

Matthew Oakes was appointed President and Chief Operating Officer in March 2009.  Prior to this, he had been the Executive Vice President – Client Services after serving as Director of Business Operations in the Company since November of 2002.  Prior to joining the Company, Mr. Oakes served three years as the Operations Officer for Direct Media Networks a New York based e-commerce and technology company.  He held executive positions in Westinghouse Communities Inc. including “Managing Director of Operations” for the Pelican Bay Community in Naples, Florida.  Mr. Oakes received a JD degree from Nova Southeastern University. He graduated from Cornell University in 1993 with a Bachelors Degree in Business.

Arnold Leap has been Executive Vice President and Chief Technology Officer since November 2000. From March 1998 until November 2000 he held the position of Chief Information Officer. Mr. Leap was originally hired in February 1997 as the Company’s Director of Development and Engineering and held the position until March 1998. Prior to his joining the Company, Mr. Leap was the MIS Manager/Director of AMP Circuits, Inc., and a subsidiary of AMP, Inc. an electrical components manufacturer from 1993 to February 1997. His responsibilities at AMP Circuits, Inc. included day-to-day information systems operation as well as the development and implementation of a consolidated ERP and financial system.

Michael J. Beecher, CPA, joined the Company as Chief Financial Officer in December 2003.  Prior to joining Direct Insite, Mr. Beecher was Chief Financial Officer and Treasurer of FiberCore, Inc., a publicly held company in the fiber-optics industry.  From 1989 to 1995 he was Vice-President Administration and Finance at the University of Bridgeport.  Mr. Beecher began his career in public accounting with Haskins & Sells, an international public accounting firm.  He is a graduate of the University of Connecticut, a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Executive Compensation

The following table sets forth the annual and long-term compensation with respect to the Principal Executive Officer (“PEO”) and each of the other executive officers of the Company who received more than $100,000 for services rendered for the year ended December 31, 2010 and 2009.

.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
James A. Cannavino Chief Executive Officer (PEO)	2010 2009	$340,740 $240,000	$	-- 35,000	$$270,000 $270,000	-- --	-- --	-- --	$227,524 $244,778	$838,264 $789,778
Matthew E. Oakes President and Chief Operating Officer (3)	2010 2009	$186,000 $186,000	$	-- 30,000	$$97,875 $135,000	-- --	-- --	-- --	$10,829 $10,829	$294,704 $361,829
Arnold Leap EVP – Sales and Marketing and Chief Technology Officer	2010 2009	$198,000 $198,000		25,000 --	$$97,875 $135,000	-- --	-- --	-- --	$11,526 $11,526	$332,401 $344,526
Michael J. Beecher Chief Financial Officer	2010 2009	$175,000 $175,000	$	-- 12,000	$$23,657 $59,442	-- --	-- --	-- --	$14,843 $13,643	$213,500 $260,085
Footnotes

(1)	All Other Compensation includes the following for each of the executives:

In 2010, Mr. Cannavino received a housing/office allowance of $120,000, medical expenses of $12,709, other reimbursable expenses of $55,000, leased cars including insurance valued at $11,772, and director’s fees of $28,000 and in 2009, a housing/office allowance of $120,000, medical expenses of $24,796, other reimbursable expenses of $60,000, leased cars including insurance of $12,772, and director’s fees of $21,098.

In 2010, Mr. Oakes received a car allowance including insurance valued at $9,600 and in 2009 a car allowance of $9,600.

In 2010, Mr. Leap received a car allowance including insurance valued at $9,600 and life insurance costs of $1,860 and in 2009, a car allowance including insurance of $9,600 and life insurance costs of $1,926.

 In 2010, Mr. Beecher received a car allowance including insurance valued at $9,600, and a living allowance of $5,200 and in 2009, a car allowance including insurance of $8,400 and a living allowance of $5,200.

(2)
The assumptions used in determining the value of stock and option awards are included in Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.

(3)	Mr. Oakes was appointed President and Chief Operating Officer on March 18, 2009.

Employment Agreements

The agreement with the Chairman and Chief Executive Officer has a two year term effective January 1, 2011 through December 31, 2012.  The agreement provides for a salary of $25,833 per month and an annual incentive bonus with a target equal to 70% of the base annual salary subject to achieving certain revenue growth and operating cash flow goals. The agreement further provides for: reimbursement of certain medical and travel expenses; and certain severance benefits in the event of termination prior to the expiration date. If the Agreement terminates in accordance with its terms on December 31, 2012 and is not extended, the Chairman and Chief Executive Officer of the Company will serve as a consultant to the Company for twelve months and receive monthly payments equal to the monthly base salary amount.

          The agreement with the President and Chief Operating Officer has a two year term effective January 1, 2011 through December 31, 2012.  The agreement provides for a salary of $16,667 per month and an annual incentive bonus with a target equal to 30% of the base annual salary subject to achieving certain revenue growth and operating cash flow goals. The agreement further provides for: use of an automobile and related expenses; reimbursement of certain medical and travel expenses; and certain severance benefits in the event of termination prior to the expiration date.

          The agreement with the Chief Financial Officer has a one year term effective January 1, 2011 through December 31, 2011 with an option to renew for an additional year to December 31, 2012.  The agreement provides for a salary of $15,417 per month and an annual incentive bonus with a target equal to 20% of the base annual salary subject to achieving certain revenue growth and operating cash flow goals. The agreement further provides for: use of an automobile and related expenses; reimbursement of certain medical and travel expenses; and certain severance benefits in the event of termination prior to the expiration date.

Equity Compensation Plan Information

We maintain various stock plans under which options vest and shares are awarded at the discretion of our Board or its compensation committee.  The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of the grant.  The term of each option is generally five years and is determined at the time of the grant by our Board or the Compensation Committee.  The participants in these plans are officers, directors, employees and consultants of the Company and its subsidiaries and affiliates.

The following table provides information concerning outstanding options, unvested stock and equity incentive plan awards for the named executives as of December 31, 2010:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options -Exercisable	Number of Securities Underlying Unexercised Options -Unexercisable	Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
James Cannavino	350,000(1) 50,000(2)	-- --	-- --	$0.62 $1.50	12/30/2012 3/25/2013	-- --	-- --	-- --	-- --

(1)           These options were fully vested on December 30, 2005
(2)           These options were fully vested on March 25, 2009

The following information is provided about our current stock option plans:

              2001 Stock Option/Stock Issuance Plan.  The 2001 Stock Option/Stock Issuance Plan covers 330,000 shares of common stock.  Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board.  The term for which stock and options may be granted under the Plan expires on May 31, 2011 and stock or options granted under the Plan shall expire not later than five years from the date of grant.  Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.  No options were granted under this plan during the fiscal year ended December 31, 2010.  At December 31, 2010, no options to purchase shares of common stock were outstanding under this plan.

2001-A Stock Option/Stock Issuance Plan.  The 2001-A Stock Option/Stock Issuance Plan covers 600,000 shares of common stock.  Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board.  The term for which stock and options may be granted under the Plan expires on September 17, 2011 and stock or options granted under the Plan shall expire not later than five years from the date of grant.  Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.  No options were granted under this plan during the fiscal year ended December 31, 2010.  At December 31, 2010, no options to purchase shares of common stock were outstanding under this plan.

            2002 Stock Option/Stock Issuance Plan.  The 2002 Stock Option/Stock Issuance Plan covers 625,000 shares of common stock.  Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board.  The term for which stock and options may be granted under the Plan expires on January 1, 2012 and stock or options granted under the Plan shall expire not later than five years from the date of grant.  Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.  No options were granted under this plan during the fiscal year ended December 31, 2010.  At December 31, 2010, no options to purchase shares of common stock were outstanding under this plan.

            2002-A Stock Option/Stock Issuance Plan.  The 2002-A Stock Option/Stock Issuance Plan covers 875,000 shares of common stock.  Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board.  The term for which stock and options may be granted under the Plan expires on January 1, 2012 and stock or options granted under the Plan shall expire not later than five years from the date of grant.  Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.  No options were granted under this plan during the fiscal year ended December 31, 2010.  At December 31, 2010, no options to purchase shares of common stock were outstanding under this plan.

           2003 Stock Option/Stock Issuance Plan.  The 2003 Stock Option/Stock Issuance Plan covers 725,000 shares of common stock.  Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board.  The term for which stock and options may be granted under the Plan expires on April 1, 2013 and stock or options granted under the Plan shall expire not later than five years from the date of grant.  Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.  No options were granted under this plan during the fiscal year ended December 31, 2010.  At December 31, 2010, no options to purchase shares of common stock were outstanding under this plan.

           2003-A Stock Option/Stock Issuance Plan.  The 2003-A Stock Option/Stock Issuance Plan covers 975,000 shares of common stock.  Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board.  The term for which stock and options may be granted under the Plan expires on April 1, 2013 and stock or options granted under the Plan shall expire not later than five years from the date of grant.  Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.  No options were granted under this plan during the fiscal year ended December 31, 2010.  At December 31, 2010, no options to purchase shares of common stock were outstanding under this plan.

2004 Stock Option/Stock Issuance Plan.  The 2004 Stock Option/Stock Issuance Plan covers 1,200,000 shares of common stock.  Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board.  The term for which stock and options may be granted under the Plan expires on August 20, 2014 and stock or options granted under the Plan shall expire not later than five years from the date of grant.  Stock options granted under the Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. No options were granted under this plan during the fiscal year ended December 31, 2010.  At December 31, 2010, options to purchase 425,000 shares of common stock were outstanding under this plan.

The following chart summarizes the options outstanding and available to be issued at December 31, 2010:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	425,000	$0.78	1,861,420
Equity compensation plans not approved by security holders	--	--	775,534
Total	425,000	$0.78	2,636,954

Option Grants in Last Fiscal Year

There were no options granted in 2010.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table set forth certain information with respect to stock option exercises by the named executive officers during the fiscal year ended December 31, 2010, and the value of unexercised options held by them at fiscal year-end.
			Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the Money Options at Fiscal Year End (1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
James Cannavino	--	--	400,000	--	$ --	$--
Michael Beecher	52,596	$53,647	--	--	--	--

Footnotes
(1)	Market value of the Company's common stock on December 31, 2010, was $0.79. There were no in-the-money options at year end.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2006, the Company terminated and settled the consulting agreement with Mountain Meadow Farm and its associates, including SJ Associates (collectively “Mountain Meadow”).  As part of the settlement the Company agreed to issue Mountain Meadow 90,638 restricted common shares valued at $34,000 and to pay for the costs of medical, life and certain other insurance through December 31, 2013 with the cost for such insurance not to exceed $200,000 in the aggregate or $50,000 in any 12 month period.  At December 31, 2010, the Company has recorded a liability of $35,000 representing the estimated present value of this obligation.  Mountain Meadow and its principal employee are shareholders of the Company.

From January 1, 2010 to the date of this proxy statement, there have not been any transactions, and there are currently no proposed transactions, in which the amount involved exceeded $120,000 or one percent of the average of the Company’s total assets at year end for the two completed fiscal years to which the Company was or is to be a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of the Company’s common stock or member of their immediate family had or will have a direct or indirect material interest, except as described above under “Employment Agreements.”

Limitation on Liability of Officers and Directors

We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by Delaware law.

Compensation Committee Interlocks and Insider Participation

During fiscal 2010, our Compensation Committee consisted of Messrs. Puckett, Murray and Mechem. None of the members of our Compensation Committee has ever been an officer or employee of the Company, or is a participant in a transaction disclosed, or required to be disclosed, under the heading “Certain Relationships and Related Transactions.”  None of our executive officers serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving on our Compensation Committee or as a director of the Company, except for our Chairman and Chief Executive Officer, James A. Cannavino, who is a member of the board of directors of Marist College and its committee that reviews the performance and recommends the compensation for its President, Dr. Murray.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions “Compensation Committee Report on Executive Compensation”, and “Audit Committee Report” will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933 or the Securities Exchange Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation of our executive officers is generally determined by the Compensation Committee of our Board, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2010 is furnished by the directors who comprised the Compensation Committee during fiscal 2010.

Executive Compensation Objectives

Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value.  It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business.  To attain these objectives, our executive compensation program generally includes a competitive base salary, bonuses and stock-based compensation.  In 2010, the Company engaged a compensation consultant to advise on new compensation agreements for our executive officers.

Base Salary

Each year the Compensation Committee examines the salaries of our officers.  In 2007 the Company entered into employment agreements with Mr. Cannavino, Mr. Oakes, Mr. Leap and Mr. Beecher.  These agreements were for terms ending on December 31, 2010.  In January 2011, the Company entered into new agreements with Mr. Cannavino, Mr. Oakes and Mr. Beecher.  Mr. Cannavino’s and Mr. Oakes’ agreements are for a two year period ending December 31, 2012.  Mr. Beecher’s agreement is for one year ending December 31, 2011 and renewable for an additional year on agreement of the parties.  See Employment Agreements above. The Company is currently in the process of concluding a new employment agreement with Mr. Leap. The Compensation Committee provides recommendations for salary levels based on information available about salaries in our industry, inflation and the performance of the individuals. The Compensation Committee engaged a compensation consultant in determining the compensation for Messrs. Cannavino and Oakes.  The Compensation Committee authorized Mr. Cannavino to enter into employment agreements with Messrs. Beecher and Leap and relied upon Mr. Cannavino’s recommendation in determining their compensation.

Stock and/or Stock Options

Stock and /or stock options are awarded to executives in order to encourage future management actions aimed at improving our sales efforts, client development and service quality, revenues and ultimately profitability.  If we are successful in improving these areas, it is anticipated that these actions will generate a positive impact on the value of our common stock for all stockholders, and the individuals will be given the opportunity to share in the increased value as a result of their efforts.  The Compensation Committee noted that the grants continued to align management and stockholder interests while also providing meaningful performance incentives to the recipients in conjunction with the realities of the market price of our securities.

Section 162(m) of the Federal Income Tax Code

Generally, Section 162(m) denies deduction to any publicly held company for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding among other things certain performance-based compensation.  The Compensation Committee and Board intend that the stock and stock options issued qualify for the performance-based exclusion under Section 162(m).  The Compensation Committee will continually evaluate to what extent Section 162 will apply to its other compensation programs.   .

Respectfully submitted,
The Compensation Committee

Bernard Puckett (Chairman)
Dr. Dennis J. Murray
Charles Mechem

AUDIT COMMITTEE REPORT

This is a report of the Audit Committee of our Board.  This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

In 2010, our Audit Committee consisted of Dr. Dennis J. Murray (Chairman), Bernard Puckett and Charles Mechem.  The current members of the Audit Committee satisfy the independence requirements and other established criteria by the rules of the Nasdaq Stock Market.  We intend to comply with future audit committee requirements as they become applicable to us. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

As required by its written charter, which sets forth its responsibilities and duties, a copy of which is annexed as Exhibit B, the audit committee reviewed and discussed our audited financial statements for the year ended December 31, 2010 with our independent auditors.  The Audit Committee reviewed and discussed with Marcum LLP, the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with the accounting principles generally accepted in the United States of America, their judgments as to the quality, and not just the acceptability, of the Company’s accounting principles and such other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, “Communication With Audit Committees,” as adopted by the Public Company Accounting Oversight Board.  The Audit Committee has also received and reviewed the written disclosures and the letter from Marcum LLP required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended by the Independence Standards Board.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

The audit committee has also reviewed and discussed the fees paid to Marcum LLP during the last fiscal year for audit and non-audit services, which are set forth below under “Audit Fees” and has considered whether the provision of the non-audit services is compatible with maintaining Marcum LLP’s independence and concluded that it is.

                               Respectfully submitted,
                               The Audit Committee

Dr. Dennis J. Murray (Chairman)
Bernard Puckett
Charles Mechem

Audit Committee Financial Expert

The members of the Audit Committee have substantial experience in assessing the performance of companies, gained as members of our Board and Audit Committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. However, none of them keep current on all aspects of generally accepted accounting principles. Accordingly, the Board does not consider any of them to be a financial expert as that term is defined in applicable regulations. Nevertheless, the Board believes that they competently perform the functions required of them as members of the Audit Committee and, given their backgrounds, it would not be in our best interest to replace any of them with another person to qualify a member of the Audit Committee as a financial expert.

Audit Fees

For each of the fiscal years ended December 31, 2010 and 2009, Marcum, LLP’s audit and accounting fees were approximately $132,000 and $148,000, respectively.

Tax Service Fees

Aggregate fees incurred in connection with tax services rendered by Marcum LLP for fiscal 2009 were approximately $15,000 primarily for the preparation of federal and state tax returns.  In 2010 Marcum did not provide tax related services.  Another independent firm provided tax services in 2010 for approximately $10,000.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2010, except that each of Messrs. Cannavino, Leap, Levin, MVP and TOG, did not timely file one report.

CODE OF ETHICS – DISCLOSURE

Direct Insite adopted a Corporate Code of Business Ethics (the “Code”) in 2004 that applies to all employees, officers and directors of Direct Insite.  It is broad in scope and is intended to foster honest and ethical conduct, including accurate financial reporting, compliance with laws and the like.  It does not expressly cover certain procedural matters covered by the Sarbanes-Oxley Act and regulations promulgated thereunder and may not constitute a “code of ethics” within the meaning of the law and regulations.  Accordingly, the Company adopted an additional code of ethics on February 18, 2005 that covers senior executive officers of Direct Insite and is intended to comply with such law and regulations.  The “Code of Ethics – Chief Executive and Chief Financial Officers” is set forth as Exhibit A to this proxy statement.

PROPOSAL TWO

PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, recommends that the stockholders ratify the appointment of Marcum, LLP as our Company's independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2011. We do not expect representatives of Marcum, LLP to attend the annual meeting.

The following is a summary of the aggregate fees for professional services rendered to us by Marcum LLP, our independent auditors, for the fiscal years ended December 31, 2010 and 2009:

Description	2010	2009

Audit Fees (1)	$132,185	$148,000
Tax Fees (2)	--	15,000
Total Fees	$132,185	$163,000
____________
(1)
Audit Fees consist of aggregate fees billed and to be billed for professional services rendered for the audit of our annual financial statements, review of the interim financial statements included in quarterly reports, and consents issued in connection with registration statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2010 and 2009.

(2)
Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning, including fees related to the preparation of federal and state income tax returns.

Our Audit Committee has determined that the provision of services by Marcum LLP other than for audit related services is compatible with maintaining the independence of Marcum LLP as our independent accountants. In accordance with the Audit Committee charter, the Audit Committee approves all audit and non-audit services provided by Marcum, LLP, as our independent accountants.  During the fiscal 2010 year, all services provided by Marcum, LLP were pre-approved by the Audit Committee.

The proposal will be adopted only if it receives the affirmative vote of a majority of the voting power in person or by proxy and entitled to vote at the Annual Meeting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2010 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report, is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.  The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.  We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered.  You can notify us by sending a written request to Investor Relations, Direct Insite Corp., 13450 West Sunrise Boulevard, Suite 510, Sunrise, FL 33323 or call us at (631) 873-2900 if (i) you wish to receive a separate copy of an annual report or proxy statement for this meeting; (ii) you would like to receive separate copies of those materials for future meetings; or (iii) you are sharing an address and you wish to request delivery of a single copy of annual reports or proxy statements if you are now receiving multiple copies of annual reports or proxy statements.

Stockholder Proposals for 2012 Annual Meeting

Proposals of stockholders intending to be presented at the 2012 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than January 25, 2012 to be included in the proxy statement for that meeting.

By Order of the Board of Directors,
JAMES A. CANNAVINO
Chairman and Chief Executive Officer
Dated:    April 15, 2011
Sunrise, Florida

Exhibit A

Code of Ethics
Chief Executive and Senior Financial Officers

Direct Insite Corp.  (“Direct Insite” or the “Company”) is committed to conducting its business in accordance with applicable laws, rules and regulations, to the highest standards of business ethics and with full and accurate financial disclosure. This Code of Ethics for the Chief Executive and Senior Financial Officers (“Code of Ethics”), is applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Corporate Controller (together, “Senior Officers”) and sets forth specific policies as a guide in the performance of their duties.

Senior Officers of the Company must comply with applicable laws, rules and regulations. They also have a responsibility to conduct themselves in an honest and ethical manner. They have leadership responsibilities that include creating a culture of high ethical standards and commitment to compliance, and maintaining a work environment that deters wrongdoing, encourages employees to raise concerns, and promptly addresses employee compliance concerns.

All the Company employees are subject to the Direct Insite Corp.  Corporate Code of Business Ethics, which sets forth the fundamental principles and key policies and procedures that govern them in the conduct of Direct Insite’s business. In addition, Senior Officers are bound by the requirements and standards set forth in this Code of Ethics.

Compliance with Laws, Rules and Regulations

Senior Officers are required to comply with all applicable laws, rules and regulations governing the conduct of our business and to report any suspected violations to the Audit Committee of the Board of Directors (“Audit Committee”).

Conflicts of Interest

A conflict of interest occurs when a Senior Officer’s private interests interfere in any way with the interests of the Company as a whole. Senior Officers should conduct the Company’s business in an honest and ethical manner, which includes the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

Before making any investment, accepting any position or benefits, participating in any transaction or business arrangement or otherwise acting in a manner that creates or appears to create a conflict of interest, Senior Officers must obtain prior approval from the Audit Committee.

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Disclosures

As a public company, Direct Insite is required to file various periodic and other reports with the Securities and Exchange Commission (“SEC”). It is the Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all reports and documents that the Company files with, or submits to, the SEC and in all other public communications made by the Company. Senior Officers are required to promote compliance with this policy in their area of responsibility and amongst their colleagues and to abide by all Company standards, policies and procedures designed to promote compliance with this policy.

Compliance with the Code

If a Senior Officer knows of or suspects a violation of the Code of Ethics, the information must immediately be reported to the Audit Committee.

Violations of this Code of Ethics may result in disciplinary action, up to and including discharge.

Waivers of the Code

Should Senior Officers wish to seek a waiver of the Code of Ethics they must make full disclosure of their particular circumstances to the Audit Committee. Only the Audit Committee may grant waivers of or a change to a provision of the Code. Changes in and waivers of this Code of Ethics will be disclosed as required under applicable laws and regulations.

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Exhibit B
DIRECT INSITE CORP.

CHARTER OF THE AUDIT COMMITTEE

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee's primary duties and responsibilities are to:

•	Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
•	Monitor the Company’s compliance with legal and regulatory requirements.
•	Monitor the qualifications, independence and performance of the Company's independent auditors.
•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised such number of directors as determined by the Board, but no less than three directors, each of whom shall be an independent director as such is defined by Nasdaq rules, and any rule or regulation prescribed by the SEC, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements in accordance with the Nasdaq Audit Committee requirements.

Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.	Audit Committee Responsibilities and Duties

1.           Overseeing the internal audit function and reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

2.
Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3.
Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

4.	Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by:

(1)	reviewing the independent auditors' proposed audit scope, approach and independence;

(2)
obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them;

(3)	reviewing the independent auditors' peer review conducted every three years;

(4)
 discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

(5)	reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

(6)
reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.

5.
Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements including the Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

6.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

7.	Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release.

8.	Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities.

9.	Reviewing, approving and monitoring the Company's code of ethics for its senior officers.

10.	Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act.

11.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

12.	Providing oversight and review at least annually of the Company's risk management policies, including its investment policies.

13.	Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors.

14.
Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

15.	If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

16.	Reviewing related party transactions for potential conflicts of interest.

17.	Reviewing and reassessing the adequacy of its formal written charter on an annual basis.

18.	Performing other oversight functions as requested by the full Board of Directors.

Other Audit Committee Responsibilities

19.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

20.	Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

21.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

Exhibit C

DIRECT INSITE, CORP.

NOMINATING COMMITTEE CHARTER

Role
The role of the Nominating Committee (the “Committee”) is to determine the number of directors comprising the Company’s Board of Directors (the “Board”), the terms of such directors, including classification into three separate classes, and the slate of director nominees and their respective terms for election to the Board, to identify and determine candidates to fill vacancies occurring between annual shareholder meetings and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership
The membership of the Committee shall consists of at least two directors, each of whom shall be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment, and shall in addition meet the independence requirements established by the Board and the requirements of applicable laws, regulations and listing standards.  The Board shall appoint the members of the Committee, upon recommendation of the Chairman of the Board, and such members shall appoint a chair of the Committee.  Committee members shall serve at the pleasure of the Board.

Operations
The Committee shall meet at least once a year.  Additional meetings may occur as the Committee or its chair deems advisable.  The Committee will cause to be kept adequate minutes of all its proceedings and will report its actions to the next meeting of the Board.  Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent.  The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice and quorum and voting requirements as are applicable to the Board.  The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority
The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel, one or more search firms to identify director candidates, or other experts or consultants, as it deems appropriate, and has authority to approve the fees and other retention terms of any such firms. The Committee also has authority to obtain advice from the Company’s legal counsel and from Company employees.  The Committee may form and delegate any of its authority to subcommittees or to one or more designated members of the Committee.

Responsibilities
The principal responsibilities and functions of the Committee are as follows:

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•	Review and discuss with the Board and executive officers plans for officer development and succession planning for the CEO and other executive officers.

•
Annually lead the Board in an evaluation of the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s shareholders.

•
Regularly review and determine the size of the Board, the classification by term of the Board and appropriate characteristics, skills and experience for the Board as a whole and its individual members.

•	Annually select and present to the Board a list of individuals to be nominated for election, by respective class or term, to the Board at the annual meeting of shareholders.

•	Assist in identifying, interviewing and recruiting candidates for the Board.

•	Present recommendations for Chairman of the Board for election by the Board.

•
Annually review the composition of each committee of the Board and present recommendations for committee memberships and chairs to the Board and periodically review the compensation paid to non-employee directors (including compensation for Chairman of the Board and committee chairs).

•	Regularly review and make recommendations about changes to the charter of this Charter.

Dated: March 24, 2011

DIRECT INSITE CORP
13450 WEST SUNRISE BLVD.
SUITE 510
SUNRISE, FL. 33323

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THIS    PROXY CARD    IS  VALID   ONLY    WHEN   SIGNED   AND    DATED.

The Board of Directors recommends you vote FOR the following:                 For                 Withhold                   For All
                                                                                                                                      All    [   ]        All            [   ]            Except   [   ]

To    withhold authority   to  vote  for   any
individual   nominee(s),  mark     “For  All
Except” and write  the  number(s) of  the
nominee(s) on the  line   below.
__________________________________

1.  Election of Directors

Nominees
 01  Charles Mechem      02  Dr. Dennis J. Murray      03  Michael Levin      04  James A. Cannavino      05  Bernard Puckett

The Board of Directors recommends you vote FOR the following proposal: For [ ]   Against  [   ]     Abstain  [   ]
   2.   Ratification of the appointment of Marcum, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2011.

NOTE:       Upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

    ____________________________________________
    Signature [PLEASE SIGN WITHIN BOX]     Date
    ____________________________________________
            Signature (Joint Owners)                                 Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at  www.proxyvote.com .

DIRECT INSITE CORP.
Annual Meeting of Shareholders
May 25, 2011 10:00 AM PDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoints JAMES CANNAVINO and BERNARD PUCKETT, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in DIRECT INSITE CORP., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on May 25, 2011 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NUMBER OF THE NOMINEE(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

Continued and to be signed on reverse side